SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 5(d) of
               the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):
                        February 2, 1996

                   MICRONETICS WIRELESS, INC.

     (Exact name of registrant as specified in its charter)

                            DELAWARE
         (State or other jurisdiction of incorporation)

     33-16453                                22-2063614
(Commission File No.)                   (IRS Employer I.D. No.)

26 Hampshire Drive
Hudson, NH                                            03051
(Address of principal executive offices)          (Postal Code)

Registrant's telephone number, including area code (603) 883-2900






                   Exhibit Index is on Page 2.

Item 2. Acquisition or Disposition of Assets.

     On February 2, 1996, Micronetics Wireless, Inc. (the "Company") purchased a 31,000 square foot building at 26 Hampshire Drive, Hudson, New Hampshire 03051 from Jokah Realty, L.L.C., (the "Seller"). The purchase price was $880,000. The purchase price and other terms of the sale were determined in arms-length negotiations between the Seller and the Company, neither of which are affiliated with each other.

     In connection with the purchase, the Company borrowed an aggregate of $792,000 from the Bank of New Hampshire. Of this amount, $440,000 was secured by a first mortgage due February 2, 2006. The balance was a bridge loan to be repaid when the Company receives the proceeds of a $352,000 second mortgage loan from the Small Business Administration.

     The Company presently occupies 50% of this building and rents out the balance to an unaffiliated entity.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

(c) (1) Loan Agreement dated February 2, 1996 between the Company and Bank of New Hampshire.

    (2)   Warranty Deed dated February 2, 1996 between Jokah
          Realty, L.L.C. and the Company.
SIGNATURES





                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MICRONETICS WIRELESS, INC.



February 14, 1996                  By:  s/Richard S. Kalin
                                        Richard S. Kalin,
                                        President














micro\form-8k.296

                          LOAN  AGREEMENT

     LOAN AGREEMENT (the "Agreement"), made this 2nd day of February, 1996 by and between MICRONETICS WIRELESS, INC., a Delaware corporation with a principal place of business at 26 Hampshire Drive, Hudson, New Hampshire 03051 (the "Borrower") and BANK OF NEW HAMPSHIRE, a bank organized under the laws of the State of New Hampshire with a principal place of business 300 Franklin Street, P.O. Box 600, Manchester, New Hampshire 03105 the "Bank").

                            WITNESSETH:

          WHEREAS, the Bank has agreed to extend to Borrower, at the Borrower's request, (I) a term loan in the amount of Four Hundred Forty Thousand Dollars ($440,000) (the "Term Loan"); (ii) an interim bridge loan in the amount of Three Hundred Fifty-Two Thousand Dollars ($352,000) (the "Bridge Loan"); (iii) a revolving line of credit loan in an amount of up to Five Hundred Thousand Dollars ($500,000.00) (the "Revolving Line of Credit"); and (iv) an equipment term loan in the amount of Two Hundred Twenty-five Thousand Dollars ($225,000) (the "Equipment Term Loan") (collectively, the Term Loan, Bridge Loan, Revolving Line of Credit, and Equipment Term Loan are sometimes hereinafter referred to as the "Loan" or "Loans"), all upon the terms and conditions hereafter set forth.

          NOW, THEREFORE, in consideration of the foregoing, and the promises, covenants, and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Borrower, Borrower and Bank hereby promise, covenant, and agree as follows:

ARTICLE I.  TERM LOAN

           The Bank agrees to make the Term Loan to the Borrower subject to and upon the following terms and conditions:

           A.  Amount.

 The  amount of the Term Loan is Four Hundred Forty Thousand
Dollars ($440,000).

          B.   Interest Rate.

          The Term Loan shall bear interest at an annual rate equal to the Bank's Prime Rate, so-called, adjusted annually, plus one percent (1%). Interest shall be calculated and charged daily on the actual days elapsed on the basis of thirty (30) day months over a banking year of three hundred sixty (360) days. The "Prime Rate" of the Bank is the rate of interest established and announced by the Bank for reference purposes only as an index for its base rate of interest on commercial loans and may not be the lowest rate of interest available through the Bank.

          C.  Term; Repayment.

          The Borrower shall repay this Note in one hundred nineteen 119) monthly installments of principal and interest, with a final installment of all unpaid principal and accrued interest due on February 2, 2006. Repayment of principal for the monthly installments is based upon a hypothetical twenty (20) year amortization period from the date hereof, with the accrued interest at the rate set forth above. For the first year during the term hereof, the annual interest rate shall be nine and three quarters percent (9 3/4%), and the monthly installments shall be fixed in the amount of Four Thousand One Hundred Seventy-Four Dollars and Sixty Cents ($4,174.60). On the first anniversary of the date hereof, and on each anniversary thereafter, the amount of the monthly installment of principal and interest for the next twelve
(12) monthly installments shall be adjusted to such monthly amount as is sufficient to fully amortize the then outstanding principal balance over the remainder of the hypothetical twenty year amortization term at the interest rate then in effect.

          D.  Use of Proceeds.

          The Borrower shall use the proceeds of the Term Loan for the acquisition of the real property and improvements located at 26 Hampshire Drive, Hudson, New Hampshire (the "Premises") .

          E.  Term Loan Note.

          The Term Loan shall be evidenced by and upon the additional terms and conditions set forth in a Term Loan Promissory Note of even date made by the Borrower and payable to the order of the Bank in the principal sum of Four Hundred Forty Dollars
($440,000) (the "Term Loan Note").

                    ARTICLE II.  BRIDGE LOAN

          The Bank agrees to make the Bridge Loan to the Borrower subject to and upon the following terms and conditions:

          A.  Amount.

          The amount of the Bridge Loan is Three Hundred Fifty-two Thousand Dollars ($352,000).

          B.  Interest Rate.

          The Bridge Loan shall bear interest at an annual, variable rate equal to the Bank's Prime Rate, as established and charged by the Bank from time to time, plus one percent (1%). Interest shall be calculated and charged daily based on the actual days elapsed over a banking year of three hundred sixty (360) days. Each time the Prime Rate changes, the interest rate hereunder shall change contemporaneously with such change in the Prime Rate.

          C.  Term; Repayment.

          The Bridge Loan shall have a term of one hundred eighty
(180) days from the date hereof. In repayment of the Bridge Loan, the Borrower shall make monthly payments of interest on the outstanding principal at the rate set forth above. The monthly payment of interest shall commence on that date thirty (30) days from the Closing Date (or such other date as the parties may agree upon during said thirty (30) day period to provide for a convenient payment date), and subsequent payments being made on the corresponding day of each succeeding calendar month. The Bridge Loan shall be due and payable in full upon the earlier to occur of
(a) the date of funding to the Borrower of a certain United States Small Business Administration 504 Loan pursuant to a certain 1248 Authorization and Debenture Guaranty Agreement (SBA Debenture Number 504-887106 30 08-CON) dated February 2, 1996, or (b) one hundred eighty (180) days from the date hereof (such earlier date being the "Maturity Date"). All principal and accrued and unpaid interest is payable in full on the Maturity Date.

          D.  Use of Proceeds.

          The Borrower shall use the proceeds of the Bridge Loan solely for the acquisition of the Premises.

          E.  Bridge Loan Note.

          The Bridge Loan shall be evidenced by and upon the additional terms and considerations set forth in an Interim Bridge Loan Promissory Note of even date made by the Borrower and payable to the order of the Bank in the principal sum of Three Hundred Fifty-Two Thousand Dollars ($352,000) (the "Bridge Loan Note").

         ARTICLE III.  THE REVOLVING LINE OF CREDIT LOAN

          The Bank agrees to make the Revolving Line of Credit available to the Borrower subject to and upon the following terms and conditions:

          A. Maximum Amount. The maximum amount available to the Borrower under the Revolving Line of Credit shall be Five Hundred
Thousand Dollars ($500,000.00)

          B.  Interest Rate.

          Principal outstanding under the Revolving Line of Credit shall bear interest at an annual, variable rate equal to the Bank's Prime Rate, as established and changed by the Bank from time to time, plus one percent (1%). Interest shall be calculated and charged daily on the actual days elapsed on the basis of thirty
(30) day months over a banking year of three hundred sixty (360) days. Each time the Prime Rate changes, the interest rite hereunder shall change contemporaneously with such change in the Prime Rate.

          C.  Payment.

          Pending demand or non-renewal of the Revolving Line of Credit on any Credit Review Date (as hereinafter defined), the Borrower shall make monthly payments of interest only on the then outstanding principal balance of the Revolving Line of Credit, the first such payment being made on that date thirty (30) days from the Closing Date (or such other date as the parties may agree upon during said thirty (30) day period for purposes of convenience), and subsequent payments being made on the corresponding day of each succeeding calendar month. Absent an earlier demand, the outstanding principal balance of the Revolving Line of Credit, together with all accrued interest and any other charges, fees or other sums provided for herein or in the Loan Documents (as hereinafter defined), shall be due and payable in full on August 31, 1996; provided that the Bank may, in its sole discretion, renew the Revolving Line of Credit on such date and on any subsequent anniversary of such date (August 31, 1996 and each anniversary thereof being a "Credit Review date").

          D.  Termination of Commitment; Advances; Renewal.

          The obligation of the Bank to make advances to the Borrower under the Revolving Line of Credit shall terminate upon the earlier of demand by the Bank or non-renewal by the Bank on any Credit Review Date. At the sole discretion of the Bank, the Revolving Line of Credit may be renewed by the Bank upon any Credit Review Date and if so renewed the Revolving Line of Credit shall thereafter be upon the same terms and conditions as provided herein and in the Loan Documents, except as may otherwise be agreed to by Bank and Borrower in writing. The Revolving Line of Credit shall be disbursed, advanced, readvanced, and repaid as provided in the Revolving Line of Credit Note (as hereinafter defined) and this Agreement. Borrower may request advances orally (provided that Borrower shall confirm such oral request in writing to the Bank within ten (10) days) or in writing from time to time in accordance with such procedures as the Bank may from time to time specify in an amount such that the aggregate amounts outstanding under the Revolving Line of Credit do not exceed the maximum available amount as determined under Paragraph A of this Section III above. The Bank shall be under no obligation to make any advance at any time or times during which an Event of Default has occurred or is existing under this Agreement or the Loan Documents (as hereinafter defined), or if any condition exists which, if not cured, would with the passage of time or the giving of notice, or both, constitute such an Event of Default. At the time of each advance and readvance under the Revolving Line of Credit, the Borrower shall immediately become indebted to the Bank for the amount thereof. Each such advance or readvance may be credited by the Bank to any deposit account of Borrower with the Bank, be paid to the Borrower or applied to any obligation of the Borrower to the Bank, as the Bank may in each instance elect. Borrower authorizes the Bank to charge any account which the Borrower maintains with the Bank for any payments which the Borrower may or must make, or customarily makes, to the Bank from time to time. NOTWITHSTANDING ANY OTHER PROVISION HEREIN TO THE CONTRARY, THE REVOLVING LINE OF CREDIT IS AND SHALL BE A DEMAND OBLIGATION OF THE BORROWER.

                E.  Use of Proceeds.

                The proceeds of the Revolving Line of Credit shall be used by the Borrower solely for ordinary working capital purposes.

                F.  Revolving Line of Credit Note.

                The Revolving Line of Credit shall be evidenced by and upon the additional terms and conditions set forth in a Revolving Line of Credit Promissory Note of even date made by the Borrower and payable to the order of the Bank in the principal sum of up to Five Hundred Thousand Dollars ($500,000.00), which note, notwithstanding any other provision herein to the contrary, shall be a DEMAND OBLIGATION of the Borrower (the "Revolving Line of Credit Note").

            ARTICLE IV.  EQUIPMENT TERM LOAN

                The Bank agrees to make the Equipment Term Loan to the Borrower subject to and upon the following terms and conditions:

                A.  Amount.

                The amount of the Equipment Term Loan is Two
Hundred Twenty-five Thousand Dollars ($225,000).

                B.  Interest Rate.

                The Equipment Term Loan shall bear interest at an annual rate equal to the Bank's Prime Rate, adjusted annually, plus one percent (1%) per annum. Interest shall be calculated and charged daily based on the actual days elapsed over a banking year of three hundred sixty (360) days.

                C.  Term; Repayment.

                The Equipment Loan shall mature and be due and payable in full on November 1, 1999. In repayment of the Equipment Term Loan, the Borrower shall make equal monthly payments of principal in the amount of Five Thousand Dollars ($5,000.00), together with monthly payments of accrued interest on the outstanding principal at the rate set forth above, with a final installment of all unpaid principal and accrued interest due on November 1, 1999. Monthly payments of principal and interest shall commence on that date thirty (30) days from the Closing Date (or such other date as the parties may agree upon during said thirty
(30) day period to provide for a convenient payment date), and subsequent payments being made on the corresponding day of each succeeding calendar month.

                D.  Use of Proceeds.

                The Borrower shall use the proceeds of the Equipment Term Loan solely for the payoff of Borrower's existing equipment loan from First NH Bank and acquisition of new equipment.

                E. Equipment Term Loan Note.

                The Equipment Term Loan shall be evidenced by and upon the additional terms and conditions set forth in the equipment Term Loan Promissory Note of even date made by the borrower and payable to the order of the Bank in the principal sum of Two Hundred Twenty-five Thousand Dollars ($225,000) (the"Equipment Term Loan Note").

            ARTICLE V.  FORM OF PAYMENTS

                All payments made by the Borrower of principal of, and interest on, the Loan and other sums and charges payable hereunder shall be made to the Bank in immediately available, lawful United States of America currency at its office set forth above, or by the debiting by the Bank of the demand deposit account(s) in the name of the Borrower at the Bank, or in such other reasonable manner as may be designated by the Bank in writing to the Borrower, and in any event shall be made in immediately available funds. The Borrower authorizes the Bank automatically to debit the Borrower's demand deposit account at Closing for expenses and other sums due and payable by Borrower at Closing.

            ARTICLE VI.  SECURITY; SUBORDINATION OF DEBT

                A.   Security.

                The Term Loan shall be secured by a first priority mortgage lien on the Premises, an assignment of leases and rents with respect to the Premises, and the other Collaterals hereinafter defined) described below. The Bridge Loan shall be secured by a second priority mortgage lien on the Premises, an assignment of leases and rents with respect to the Premises, and the other Collateral. The Revolving Line of credit, the Equipment Term Loan, and all other obligations of the Borrower to the Bank shall at all times be secured by: (I) first priority perfected security interests in all of the tangible and intangible personal property of Borrower, whether now existing or hereafter arising or hereafter acquired, including all accessions, additions, substitutions and/or replacements thereto or therefor, and all products and proceeds (whether cash or non-cash) thereof, pursuant to the terms of a security agreement in form and substance satisfactory to the Bank and its counsel the "Security Agreement"); and (ii) such financing statements, financing statement search requests, assignments, agreements to assign, and such other instruments, in each case in form and substance satisfactory to the Bank and its counsel, as the Bank may reasonably request in connection with securing the Loan. To the extent any of the Collateral (as hereinafter defined) is subject to a certificate of title or other statute requiring perfection of a security interest therein in a manner other than by filing UCC -1 financing statements pursuant to the Security Agreement, the Borrower shall deposit such certificates of title with and execute and deliver such assignments thereof to the Bank in form and substance satisfactory to Bank and Bank's counsel and sufficient to grant a first priority perfected security interest therein to the Bank.

                 All agreements and instruments described or contemplated in this Article VI, together with any and all other agreements and instruments heretofore or hereafter executed in connection with the Loans or securing the Loans or any other obligations of the Borrower to the Bank are sometimes hereinafter collectively referred to as the "Loan Documents", and the term "Collateral" as used herein shall be deemed to include all assets of the Borrower secured, mortgaged, pledged, assigned, or otherwise encumbered or covered by any Loan Document delivered or deliverable hereunder. The Borrower covenants and agrees to take such further actions and to execute such additional documents as may reasonably be necessary from time to time to enable the Bank to obtain and maintain the security interests and liens contemplated by this
Article III.

                 B.  Subordination of Debt.

                 The Borrower covenants and agrees that the existing debt of Borrower to the shareholders of Borrower collectively, the "Shareholders"), if any, and all future debt if permitted hereunder (collectively, all such debt being the "Shareholder Debt"), shall be and hereby is, without need for further writing, made subject and subordinate to the prior payment and performance of all obligations of Borrower contained herein and in the Loan Documents. Any claims of the Shareholders against the Borrower, individually or jointly, to which the Shareholders may become entitled shall be and hereby are, without need for further writing, subject and subordinate to the payment and performance in full of all obligations due the Bank hereunder and under the Loan Documents.

             ARTICLE VII.  CONTINUING REPRESENTATIONS AND
                  WARRANTIES

                 To induce the Bank to enter into this Agreement and to make the Loan, the Borrower warrants and represents to the Bank that:

                 A.  Good Standing.

                 Borrower is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Delaware, and is duly qualified to do business in the State of New Hampshire. The Borrower has the power to own its properties and to carry on its business as now being conducted. In addition, Borrower is, to the best of its knowledge, duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

                    B.  Authority.

                The Borrower has full power and authority to enter into this Agreement and to borrow hereunder, to execute and deliver the Loan Documents and to incur the obligations provided for herein and in the Loan Documents, all of which have been duly authorized by all proper and necessary corporate or other action. Any consent or approval of stockholders, beneficiaries, or of any public authority required as a condition to the legal validity of this Agreement or the Loan Documents has been obtained. Richard S. Kalin (the "Principal") is the President of Borrower and is duly authorized on behalf of Borrower to execute the Loan Documents to be executed and delivered by Borrower.

                C.  Binding Agreement.

                This Agreement and the Loan Documents constitute the valid and legally binding obligations of the Borrower, enforceable in accordance with their terms; provided, that the validity or enforceability of any provisions in the Loan Documents, or of any rights granted to the Bank pursuant thereto may be subject to and affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and that the right of the Bank to specifically enforce any provisions of the Loan Documents is subject to general principles of equity.

                D.  Litigation.

                There are no suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or its assets which, if adversely determined, would have a material adverse effect on the financial condition or business of the Borrower and which have not been disclosed in writing to the Bank. There are no proceedings by or before any governmental commission, board, bureau or other administrative agency pending, or, to the knowledge of the Borrower, threatened against the Borrower, which, if adversely determined, would have a material adverse effect on the financial condition or business of the Borrower and which have not been disclosed in writing to the Bank.

                E.  Conflicting Agreements; Consents.

                There is no charter, bylaw, preference stock, or trust provision of the Borrower, and no provision(s) of any existing mortgage, indenture, contract or agreement binding on the Borrower or affecting its property, which would conflict with, have a material adverse effect upon, or in any way prevent the execution, delivery, or performance of the terms of this Agreement or the Loan Documents. The Borrower is not required to obtain any order, consent, approval, authorization of any person, entity, or governmental authority in connection with or a condition to the execution, delivery, and performance of this Agreement or the Loan Documents or the granting of the security interests and liens in the Collateral.

                F.  Financial Condition.

                The annual financial statements heretofore delivered to the Bank by the Borrower have been prepared in accordance with generally accepted accounting principles, consistently applied, and that such financial statements are complete and correct, and fairly present the financial condition and results of the Borrower. Other than those liabilities disclosed in writing to the Bank, there are no liabilities, direct or indirect, fixed or contingent, of the Borrower which are not reflected in the financial statements or in the notes thereto which would be required to be disclosed therein and there has been no material adverse change in the financial condition or operations of the Borrower since the date of such financial statements.

                G.  Taxes.

                The Borrower has filed all federal, state and local tax returns required to be filed by them and have paid all taxes shown by such returns to be due and payable on or before the due dates thereof.

                H.  Licenses, Franchises, Etc.

                The Borrower possesses all permits, approvals, licenses, franchises, patents, trademarks, service marks, trademark and service mark rights, trade names, trade name rights and copyrights necessary to conduct their businesses substantially as now conducted, and as proposed to be conducted, in each case subject to no mortgage, pledge, lien, lease, encumbrance, charge, security interest, title retention agreement or option which is not permitted by this Agreement to exist, and, without any known conflict with any such rights or assets of others.

                I.  No Purchase of Margin Stock.

                No part of the proceeds received by the Borrower from the Loan will be used directly or indirectly for the purpose of purchasing or carrying, or for payment in full or in part of indebtedness which was incurred for the purposes of purchasing or carrying any margin stock, as such term is used and defined in Regulation U of the Board of Governors of the Federal Reserve system.


                J.  Solvency.

                The present fair saleable value of the Borrower's assets is greater than the amount required to pay its total liabilities; the amount of the Borrower's capital is adequate in view of the type of business in which it is engaged and the Borrower is able to pay its debts as they mature.

                 K.  Not a Successor.

                 Except as contemplated by this Agreement or as previously disclosed to the Bank, the Borrower has not, within the six year period immediately preceding the date of this Agreement, changed its name (except for its previous name Micronetics, Inc.), been the surviving corporation of a merger or consolidation, or acquired all or substantially all of the assets of any person.

                 L.  Full Disclosure.

                 None of the information with respect to the borrower which has been furnished to the Bank in connection with the transactions contemplated hereby is false or misleading with respect to any material fact, or omits to state any material fact necessary in order to make the statements therein not misleading.

                 M.  Employee Benefit Plans.

                 The Borrower has not incurred any material accumulated funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("NERISA"), has not incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto) in connection with any profit sharing, group insurance, bonus, deferred compensation, percentage compensation, stock option, severance pay, insurance, pension or retirement plan or other oral or written agreement or commitment relating to employment or fringe benefits or perquisites for employees, officers or directors of the Borrower (an "Employee Benefit Planer"), and no Employee Benefit Plan which is subject to ERISA had, as of its latest valuation date, accrued benefits (whether or not vested) the present value of which exceeded the value of the assets of such Employee Benefit Plan, based upon actuarial assumptions utilized for such Plan.

                   N.  Subsidiaries.

                 The Borrower does not have any subsidiaries.

                 0.  Principal Place of Business; Location of
Records.

                 The Borrower's principal place of business is currently located at 26 Hampshire Drive, Hudson, New Hampshire (the "Premises"). The Borrower does not have any other places of business other than those disclosed in the Security Agreement. All of the books and records or true and complete copies thereof relating to the accounts and contracts of the Borrower are and will be kept at the Premises.

                 P.  Compliance with Laws.

                 The Borrower is in compliance in all material respects with all laws and governmental rules and regulations applicable to the Collateral and to their businesses, properties and assets.

                  Q.  Hazardous Waste.

                 No Hazardous Waste (as hereinafter defined) shall hereafter be generated, stored or treated on the Premises and no Hazardous Waste shall hereafter be spilled, released, discharged, disposed, placed or otherwise caused to be found in the soil or water in, under, or upon the Premises. The Borrower agrees to indemnify and hold the Bank harmless from and against any claims, damages, liabilities (whether joint or several), losses and expenses (including, without limitation, attorneys' fees) incurred by the Bank as a result of the breach of this representation or as a result of Hazardous Waste having been spilled, released, discharged, disposed, placed or otherwise found in the soil or water in, under, or upon the Premises or any other property owned by or under the control of the Borrower. For the purpose of this
Agreement, the term  "Hazardous   Waste"  means "hazardous waste",
"rehazardous material", "hazardous substance", and "oil" as presently defined in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Material Transportation Act, the Federal Water Pollution Control Act, and corresponding state and local statutes, ordinances, and regulations, as such statutes, ordinances and regulations may be amended, or as defined in any federal or state regulation adopted pursuant to such acts.

                   R.  Title to Collateral.

                 The Borrower have and will at all times have good and marketable title to the Collateral, except for the permitted encumbrances disclosed in the Security Agreement (the "Permitted Encumbrances") and except for the encumbrances of the Bank arising hereunder or arising in the Loan Documents, free and clear from any liens, security interests, mortgages, encumbrances, pledges or other right, title or interest of any other person or entity.

                 S.  Tradenames.

                 The Borrower does business only under its corporate name Micronetics wireless, Inc. and the tradename
"Micronetics".

             ARTICLE VIII.  AFFIRMATIVE COVENANTS

                 Until payment in full of the indebtedness now existing or hereafter incurred under this Agreement and the performance of all obligations due the Bank hereunder, the Borrower agrees that, unless the Bank shall otherwise consent in writing, it will:

                 A.  Prompt Payment.

                 Pay promptly, subject to any applicable cure or grace period, when due all amounts due and owing to the Bank.

                   B.   Use of Proceeds.

                 Use the proceeds of the Loan only for the purposes set forth herein and will furnish the Bank such evidence as it may reasonably require with respect to such use.

                 C.  Financial Statements.

                      1. Furnish the Bank within sixty (60) days after the end of each calendar quarter during the term hereof quarterly financial statements of Borrower (lOQs), including a balance sheet, a profit and loss statement, and schedules of account receivables, account payables, and inventory. All such statements shall be prepared and certified by Borrower on a consistent basis in a format reasonably acceptable to the Bank.

                      2.  Furnish the Bank within one hundred
twenty (120) days after the end of each fiscal year, financial statements of Borrower, audited by an independent certified public accountant acceptable to Bank, including balance sheets and statements of income, retained earnings and surplus, and a statement of cash flow, together with supporting schedules, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and showing the Borrower's financial condition at the close of the fiscal year, and the results of operations during said year, together with copies of the Borrower's corporate tax returns.

                      3. The Borrower shall promptly deliver to the Bank upon receipt thereof, copies of any management and other reports prepared by the Borrower's independent certified public accountants in connection with audit of the financial statements of the Borrower made by such accountants (including, but not limited to, the examination set forth in paragraph 2 above). Upon request, the Borrower shall furnish the Bank with an accounts receivable aging and other financial information required by the Bank.

                  D.   Maintenance of Existence.

                 Take all necessary action to maintain Borrower's legal existence, including the filing of annual reports and tax returns with the Secretary of State of the State of New Hampshire and with the appropriate authorities in any other state where required.

                   E.   Maintenance of Business.

                 Do or cause to be done all things necessary to maintain and preserve Borrower's business.

                    F.   Maintenance of Insurance.

                 Borrower shall at all times:

                      1. Keep all of its properties (specifically including, but not limited to, the Collateral) adequately insured against loss or damage by fire and such other casualties and hazards as the Bank may specify from time to time thereafter;

                      2. Maintain adequate Workman's Compensation
Insurance which satisfies the requirements of Chapter 281-A of the Revised Statutes Annotated of New Hampshire and the regulations promulgated thereunder by the Labor Commissioner and Comprehensive General Liability Insurance; and

                      3. Maintain adequate insurance covering such other risks as the Bank may reasonably specify from time to time hereafter.

                 All insurance required hereunder shall be effected by valid and enforceable policies issued by insurers of recognized responsibility authorized to transact business within the State of New Hampshire and shall, inter alia, (1) name the Bank as a mortgagee and loss payee, (2) provide that no action of the Borrower shall void any such policy as to the Bank, and (3) provide that the Bank shall be notified in writing of any proposed cancellation of such policy at least thirty (30) days in advance thereof and will have the opportunity to correct any deficiencies justifying such proposed cancellation. For the purposes of this Paragraph, an insurance policy shall be deemed to be made adequate if it provides coverage against such risks and in such amounts as is customarily carried by owners of similar businesses and properties.

                  G.   Inspection by the Bank.

                 Upon prior reasonable notice (other than in emergencies when no notice shall be required) and during normal business hours, permit any person designated by the Bank to inspect any of its properties, including its books, records, and accounts (and including the making of copies thereof and extracts therefrom) during normal business hours.

                  H.   Prompt Payment of Taxes.

                 Accrue its tax liability in accordance with usual accounting practice and pay or discharge (or cause to be paid or discharged) as they become due all taxes, assessments, and government charges upon its property, operations, income and products (as well as all claims for labor, materials or supplies), which, if unpaid might become a lien upon any of its property; provided, that the Borrower shall, prior to payment thereof, have the right to contest such taxes, assessments and charges in good faith by appropriate proceedings so long as the Bank's interests are protected by bond, letter of credit, escrowed funds or other appropriate security.

                   I. Notification of Default Under This and Other Loan or Financing Arrangements.

                Promptly notify the Bank in writing of the occurrence of any Event of Default under this Agreement or any other loan or financing arrangement.

                J.  Notification of Litigation.

                Promptly notify the Bank in writing of any litigation that has been instituted or is pending or threatened involving aggregate amounts of $10,000 or more or the outcome of which might have a material adverse effect on its continued operations or financial condition.

                K.  Notification of Governmental Action.

                Promptly notify the Bank in writing of any governmental investigation or proceeding that has been instituted or is pending or threatened, including without limitation, matters relating to the federal or state tax returns of the Borrower, compliance with the Occupational Safety and Health Act, or proceedings by the Treasury Department, Labor Department, or Pension Benefit Guaranty Corporation with respect to matters affecting employee welfare, benefit or retirement programs.

                L.  Preservation of the Collateral.

                Take all reasonably necessary steps to preserve, protect defend the Collateral and keep it in good operating condition and repair (reasonable wear and tear excepted) and free of unpermitted liens and give Bank access to and permit it to inspect the Collateral during all business hours and other reasonable times.

                 M.   Maintenance of Records.

                Keep adequate records and books of account, in which complete entries will be made in a manner reasonably acceptable to the Bank and consistently applied, reflecting all financial transactions of the Borrower.

                N.  Compliance With Laws.

                Comply in all material respects with all applicable laws, regulations, and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property; provided, however, that Borrower shall be entitled to contest the same in good faith so long as such action, in the Bank's sole opinion, does not have an adverse effect upon the Bank's rights hereunder or the security furnished therefor.

                  0.   Accounts and Deposits.

                 Borrower shall maintain all of its primary operating and deposit accounts with the Bank.

                 P. Financial Covenants. Comply with the following financial covenants:

                 1. Borrower shall have a minimum Net Worth (as hereinafter defined) equal to at least Two Million Dollars ($2,000,000.00) at all times. Net worth Worther means total shareholders' equity, as determined in accordance with generally accepted accounting principles from Borrower's financial statements delivered to the Bank in accordance with the covenants of Borrower hereinabove (the "Financial Statements").

                 2. Borrower shall have a ratio of Total Debt (as hereinafter defined) to Tangible Net Worth not exceeding 1.25:1 at all times. "Total Debt" means total liabilities (including capital leases), all as determined in accordance with generally accepted accounting principles from the Financial Statements. "Tangible Net Worth" means Net Worth (as defined above), less intangible assets, all as determined in accordance with generally accepted accounting principles from Financial Statements.

                  3. Borrower shall have a Debt Coverage  Ratio
(as hereinafter defined) of not less than 1.25:1 as of each calendar month end. The "Debt Coverage Ratio" shall be:

                    Income Before Interest and Depreciation
                     Principal and Interest Charges on Debt

                 "Income" means earnings for the twelve-month period prior to the date of determination, before reduction for interest and depreciation for such period, all as determined in accordance with generally accepted accounting principles from the Financial Statements. "Principal and Interest Charges" means the aggregate principal and interest payable on all of Borrower's outstanding indebtedness during the twelve (12) month period prior to the date of determination, all as determined in accordance with generally accepted accounting principles from Borrower's Financial Statements.

                 4. Borrower shall not purchase, during any twelve
(12) month period during the term of the Loan, capital assets in excess of Two Hundred Thousand Dollars ($200,000), without the consent of the Bank.

                 5. Borrower shall report and certify to Bank its compliance with the financial covenants set forth hereinabove on the compliance certificate in form attached hereto as Exhibit 1 at the same time Borrower delivers its quarterly and annual Financial Statements as provided herein above.

            ARTICLE IX.  NEGATIVE COVENANTS

                Until payment in full of the indebtedness now existing or hereafter incurred under this Agreement and the performance of all obligations due Bank hereunder, the Borrower covenants that the Borrower will not, without the express prior written consent of the Bank:

                A.  Nature and Scope of Business.

                Enter into any type of business other than that in which Borrower presently engaged, or otherwise significantly change the nature of Borrower's business.

                B.  Merger or Consolidation.

                Be a party to any merger, consolidation or any other reorganization.

                C.  Sale or Disposition of Collateral.

                Sell, lease, transfer or otherwise dispose of the Collateral or any portion thereof except in the ordinary course of business.

                D.  Additional Indebtedness.

                Incur indebtedness for borrowed money (or issue or sell any of its bonds, debentures, notes or similar obligations) except:

                      1.  Borrowings under this Agreement;

                      2.  other obligations to the Bank;

                      3. Borrowings used to prepay in full
borrowings under this Agreement; and

                      4.  ordinary trade account payables; and

                      5.  Borrowings from the Granite State
Economic and Development Corporation in substitution of the Interim Bridge Loan.

                E.  Guaranties, Endorsements, and Contingent
Liabilities.

                Except for the endorsement of checks in the ordinary course of business, guarantee, endorse or otherwise become absolutely or contingently liable for the obligations of any other person, partnership, corporation or other entity.

                F.  Liens and Mortgages.

                Incur, create, assume or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of the Collateral, now or hereafter owned, other than (a) the security interests or liens granted to the Bank pursuant to the Loan Documents; (b) deposits under Workmen's compensation, Unemployment Insurance and Social Security laws;
(c) liens imposed by law, such as carriers, warehousements or mechanic's liens incurred in good faith in the ordinary course of business and liens arising out ofjudgments or awards not exceeding Ten Thousand Dollars ($10,000.00) in the aggregate, with respect to which an appeal is being prosecuted, a stay of execution pending such appeal having been secured; or (d) the Permitted Encumbrances.

                 G.  Loans and Advances by Borrower.

                 Make any loans or advances to any individual, firm or corporation, including, without limitation, any parent, subsidiaries, directors, officers and employees; provided, however, that the Borrower may make advances to its employees, including its officers, with respect to reasonable expenses incurred by such employees, which expenses are reimbursable by the Borrower, and directly related to the conduct of the Borrower's business.

                 H.  Dividends and Distributions.

                 Declare or pay dividends, or make any other payment or distribution on account of Borrower's capital stock, nor purchase or redeem or obligate themselves to purchase or redeem any of their capital stock, or any other of their equity securities.

                 I.  Capital Structure; Acquisition of Stock.

                 Without prior written notice to the Bank, alter or amend the Borrower's capital structure or purchase, redeem or otherwise acquire for value any of its outstanding capital stock in any transaction which in the aggregate involves greater than ten percent (10%) of the Borrower's authorized capital stock.

                 J.  Investments by Borrower.

                 Invest in or purchase any stock or securities of any individual, firm, or corporation, provided, however, that the Borrower may invest in direct obligations of the United States of America or in certificates of deposit in the Bank.

                 K.  Places of Business; Location of Collateral.

                 Maintain or relocate to, open or close, any other place of business or move any of the Collateral to any other location other than those disclosed in the Security Agreement, except upon thirty (30) days' prior written notice to the Bank.

             ARTICLE X.  CONDITIONS PRECEDENT TO MAKING OF LOAN

                 The obligation of the Bank to make the Loan and make disbursements of the proceeds of the same to the Borrower is subject to the satisfaction by the Borrower or its representatives of the following conditions precedent:

                      1. The Borrower's warranties and
representations as contained herein and in the Loan Documents shall be accurate and complete as of the Closing Date and as of the date of each disbursement.

                     2. The Borrower shall not be in default under any of the covenants contained herein or in the Loan Documents as of the Closing Date and as of the date of each disbursement.

                     3. The Borrower shall have executed and
delivered at Closing all of the Loan Documents in form and substance reasonably acceptable to the Bank.

                     4.  Deliver an opinion of counsel to the
Borrower substantially to the effect that (i) the Borrower is a corporation duly organized and validly existing in good standing under the laws of the state of Delaware and duly qualified to do business in the State of New Hampshire; (ii) the Borrower has all requisite power and authority to enter into and to perform the Loan Documents, and have duly authorized the execution, delivery and performance of the Loan Documents to be executed, delivered, and performed by them; (iii) the Loan Documents constitute the legally binding obligation of the Borrower; (iv) the Borrower's entrance into the Loan Documents are not in contravention of and do not constitute a default under the Borrower's articles of incorporation or bylaws or any other documents or arrangements to which the Borrower is a party or by which the Borrower is or may be bound, and that no approval or consent of any person or entity, not heretofore furnished to the Bank, is a prerequisite to the execution, delivery and performance of the Loan Documents or the validity, perfection, or enforcement of the assignments made or security interests and liens granted therein; (v) there is neither pending nor, to the best of such counsel's knowledge, threatened, against Borrower any litigation, investigation or administrative or governmental proceeding the outcome of which could have a material adverse effect on Borrower or their financial condition other than those which have been, disclosed to the Bank in writing; and (vi) the Premises are in compliance with all applicable zoning and land use laws; and (vii) such other matters as the Bank may reasonably require.

              5. UCC-11 search requests shall evidence the first priority, perfected security interest of the Bank in the
Collateral as filed in each filing or recording office where such filing or recording is necessary in order to perfect the security interests of Borrower required hereby.

              6. The Borrower shall not be in default with respect to any other obligations of Borrower to the Bank.

              7. The Borrower shall have paid all costs incurred in connection with the closing of the Loan including, without limitation, reasonable attorneys' fees of Bank's counsel, filing recording fees, and any other fees furtherance of the foregoing. To the extent that such costs are not paid at Closing, Borrower hereby authorizes Bank to pay the same out of the proceeds of the Loan.

               8. Borrower shall furnish the Bank with such other documents, opinions, certificates, evidence and other matters as may be reasonably requested by the Bank or the Bank's counsel at or prior to Closing.

             ARTICLE XI.  EVENTS OF DEFAULT; ACCELERATION.

                The occurrence of any one or more of the following events shall constitute a default under this Agreement
(collectively, Events of Default"):

                A. If any statement, representation or warranty made by the Borrower herein, in any Loan Document, or in connection herewith, or any financial statement, report, schedule, or certificate furnished by the Borrower or any of its officers or accountants to the Bank during the term of this Agreement shall prove to have been false or misleading when made, or subsequently becomes false or misleading, in any material respect (as determined in the Bank's sole discretion).

                B. Default by the Borrower in payment on its due date of any principal or interest called for under this Agreement or the Loan Documents, provided such default continues for a period of ten (10) days after the due date.

                C. Default by the Borrower in the performance or observance of any of the provisions, terms, conditions, warranties or covenants of this Agreement or the Loan Documents.

                D. The dissolution, termination of existence, merger or consolidation of the Borrower or a sale of Borrower's business or the Collateral not in the ordinary course of business.

                E. The Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of it or any of its property, (ii) be unable to pay its debts as they mature,
(iii) make a general assignment for the benefit of creditors, (iv) be adjudicated as bankrupt or insolvent, (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation under any law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or statute, (vi) offer or enter into any composition, extension or arrangement seeking relief or extension of its debts.

               F. Proceedings shall be commenced or an order, judgment or decree shall be entered, without the application, approval or consent of the Borrower, in or by any court of competent jurisdiction, relating to the bankruptcy, dissolution, liquidation, reorganization or the appointment of a receiver, trustee or liquidator of the Borrower of all or a substantial part of its assets, and such proceedings, order, judgment ordecree shall continue undischarged or unstayed for a period of 90 days.

                G. A final and unappealable judgment for the payment of money in excess of Twenty-Five Thousand Dollars
($25,000.00)shall be rendered against the Borrower and the same shall remain undischarged for a period of thirty (30) days, during which period execution shall not be effectively stayed.

                Upon the occurrence of any Event of Default, the Bank's commitment to make further advances under the Loan or under any other agreement with the Borrower will immediately cease and terminate and, at the election of the Bank, all of the obligations of the Borrower to the Bank, either under this Agreement or otherwise, will immediately become due and payable without further demand, notice or protest, all of which are hereby expressly waived. Thereafter, the Bank may proceed to protect and enforce its rights, at law, in equity, or otherwise, against the Borrower, and any endorser or guarantor of the Borrower's obligations, either jointly or severally, and may proceed to liquidate and realize upon any of its Collateral in accordance with the rights of a secured party under the Uniform Commercial Code, under any Loan Document, under any agreement between the Borrower and the Bank, or under any agreement between any guarantor or endorser of the Borrower's obligations to the Bank.

             ARTICLE XII.  MISCELLANEOUS PROVISIONS.

                A.   Entire Agreement; Waivers.

                This Agreement and the Loan Documents together constitute the entire agreement between the Borrower and the Bank and no covenant, term, condition or other provision thereof nor any default in connection therewith may be waived except by an instrument in writing, signed by the Bank and delivered to the Borrower. The Bank's failure to exercise or enforce any of its rights, powers or privileges under this Agreement or the Loan Documents shall not operate as a waiver thereof. In the event of any conflict between the terms, covenants, conditions and restrictions contained in the Loan Documents, the term, covenant, condition or restriction which confers the greatest benefit upon the Bank shall control. The determination as to which term, covenant, condition or restriction is more beneficial shall be made by the Bank in its sole discretion.

                 B.   Remedies Cumulative.

                All remedies provided under this Agreement and the LoanDocuments or afforded by law shall be cumulative and available tothe Bank until all of the Borrower's obligations to the Bank have been paid in full.

                 C.   Survival of Covenants.

                 All covenants, agreements, representations and warranties made herein and in certificates delivered in connection herewith shall be deemed to be material and to have been relied on by the Bank, notwithstanding any investigation made by the Bank or in its behalf, and shall survive the execution and delivery of this Agreement and the Loan Documents. All such covenants, agreements, representations and warranties shall bind and inure to the benefit of the Borrower's and the Bank's successors and assigns, whether so expressed or not.

                D.  Governing Law; Jurisdiction.

                This Agreement and the Loan Documents shall be construed and their provisions interpreted under and in accordance with the laws of the State of New Hampshire. The Borrower, to the extent it may legally do so, hereby consents to the jurisdiction of the courts of the State of New Hampshire and the United States District Court for the State of New Hampshire, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts for the purpose of any suit, action or other proceeding arising out of any of their obligations hereunder or with respect to the transactions contemplated hereby, and expressly waive any and all objections they may have to venue in any such courts.

                E.  Assurance of Execution and Delivery of
Additional Instruments.

                The Borrower agrees to execute and deliver, or to cause to be executed and delivered, to the Bank all such further instruments, and to do or cause to be done all such further acts and things, as the Bank may reasonably request or as may be necessary or desirable to effect further the purposes of this Agreement and the Loan Documents.

                F.  Waivers and Assents.

                The Borrower and any guarantor or endorser of the Borrower's obligations to the Bank, hereby waive, to the fullest extent permitted by law, demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description with respect both to the Loan Documents and the collateral. The Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable. Any demand upon or notice to the Borrower that the Bank may be required or may elect to give shall be mailed by registered or certified mail, return receipt requested, postage prepaid and shall be effective on the date of the first attempted delivery thereof by the U.S. Postal Service, as shown on the registered or certified mail return receipt for such notice addressed to the Borrower at its address set forth at the beginning of the Agreement.

                G.  No Duty of the Bank With Respect to the
Collateral.

                The Bank shall have no duty as to the collection or protection of Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto, beyond the safe custody thereof.

                H.  Election of the Bank.

                The Bank may exercise its rights with respect to Collateral without resorting or regard to other collateral or sources of reimbursement for the liabilities of Borrower to the Bank.

                I.  Assignment.   If at any time, by assignment or
otherwise, the Bank transfers its rights in the Borrower's obligations hereunder and its rights in Collateral therefor, in whole or in part, such transfer shall carry with it the powers and rights of the Bank under this Agreement and the Collateral so transferred and the transferee shall become vested with such powers and rights whether or not they are specifically referred to in the instrument evidencing the transfer. If, and to the extent that the Bank retains such rights and Collateral, the Bank shall continue to have the rights and powers herein set forth with respect thereto. This Agreement shall be binding upon and inure to the benefit of the Bank and the Borrower, their successors and assigns; provided, however, the rights and obligations of the Borrower hereunder are not assignable, delegable or transferable without the consent of the Bank. All of the rights of the Bank hereunder shall inure to the benefit of any participating bank or banks and its or their successors and assigns.

                J.  Expenses; Proceeds of Collateral.

                The Borrower covenants and agrees that they shall pay to the Bank, on demand, any and all reasonable out-of-pocket expenses, including reasonable attorneys' fees, court costs, sheriffs' fees, and other expenses incurred or paid by the Bank in protecting and enforcing its rights under this Agreement, including the costs of preparation of this Agreement and the Loan Documents, and any amendments, modifications, consents, or waivers in respect thereof, and all filing, auditing, accounting, and appraisal fees. After deducting all of said expenses and the reasonable expenses of retaking, holding, preparing for sale, selling and the like, the residue of any proceeds of collections or sale of Collateral shall be applied to the payment of principal of or interest on liabilities of the Borrower to the Bank in such order or preference as the Bank may determine, and any excess shall be returned to the Borrower (subject to the provisions of the Uniform Commercial Code) and the Borrower shall remain liable for any deficiency.

          K.  The Bank's Right of Offset.

                The Borrower hereby grants the Bank a continuing security interest in, and the right to set off against, any deposits or other sums at any time credited or due from the Bank to the borrower, and any securities or other property of the Borrower which at any time are in the possession of the Bank, for the payment of any obligations due the Bank. The Bank may apply or set off such deposits or other sums against the Borrower's obligations whether or not the Collateral is considered by the Bank to be adequate. The Borrower expressly grants to the Bank the right to set off and apply such deposits and sums without having to resort to recourse to any other Collateral in which the Bank has a security interest.

                L.  Notices.

                All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and shall be either mailed by certified mail, return receipt requested, or delivered by overnight courier service, to the applicable party at the addresses set forth at the beginning of this Agreement, or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be effective on the date of first attempted delivery.

                M.  Savings Clause.

                Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

               IN WITNESS WHEREOF, the BANK and the BORROWER have executed this Agreement as an instrument under seal by their duly authorized representatives, all as of the day and year first above written.

 WITNESS:                        BORROWER:

                               MICRONETICS WIRELESS,   INC.


                              By:  Richard S. Kalin
                                   President

                              BANK OF NEW HAMPSHIRE



                              By:  David E. Savastano
                                   Vice President

                         WARRANTY DEED

     KNOW ALL MEN BY THESE PRESENTS that Jokah Realty, L.L.C., a New Hampshire limited liability company with a place of business at 20 Trafalgar Square, Suite 602, Nashua, County of Hillsborough and State of New Hampshire, for consideration paid, grants to Micronetics Wireless, Inc., a Delaware corporation, with a place of business at 26 Hampshire Drive, Hudson, County of Hillsborough and State of New Hampshire, with WARRANTY COVENANTS, all of its right, title and interest in and to the following described property:

     A certain tract or parcel of land, with the improvements thereon and rights appurtenant thereto, situated in the Town of Hudson, Hillsborough County, State of New Hampshire, and being more particularly described in Exhibit "A" annexed hereto and incorporated herein.

     Said property is conveyed subject to an easement recorded in the Hillsborough County Registry of Deeds at Book 5207, Page 787, and covenants and restrictions shown on plans of record.

     Meaning and intending to convey the same premises conveyed by Tamposi Family Investment Properties to the within Grantor by deed dated January 30, 1995, recorded in the Hillsborough County
Registry of Deeds at Book 5606, Page 1613.

          This is not homestead property.

          IN WITNESS WHEREOF, I have hereto set my hand this 2nd day of February, 1996.


                                   JOKAH REALTY, L.L.C.
     Kelly J. Cote
     Witness                       By:  Samuel A. Tamposi,  Jr.,
                                        Manager

        STATE OF NEW HAMPSHIRE
        COUNTY OF HILLSBOROUGH

        On this 2nd day of February, 1996, before me personally appeared Samuel A. Tamposi, Jr., as Manager of Jokah Realty, L.L.C., known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof, I hereunto set my hand and official seal.

                                        Kelly J. Cote
                                        Notary Public
                                        My Commission Expires March
                                        11, 1997
RECORDED:     February 2, 1996
              12:28 p.m.
              Book 5690, Page 1089

EXHIBIT "A"


     A certain tract or parcel of land situated in Hudson, Hlllsborough County, New Hampshire, more particularly bounded and described as follows:

     BEGINNING at the southwesterly corner of Lot 11-5, as shown on a plan of land entitled "Consolidation & Subdivision Plan, Lowell Road, Hudson, N.H., for G.Q. Nash & S.A. Tamposi, 40 Temple Street, Nashua, N.H., Scale: 1 inch = 100 feet, Dec. 1980, A.E. Maynard, Civil Engineer, 12 Progress Avenue, Nashua, N.H."; thence

     1) South 42 degrees 38 feet 02 inches West along a stone wall and the northerly line of Lot 10, as shown on said Plan, a distance of two hundred ninety and seventy six hundredths (290.76) feet to a drill hole; thence

     2) South 44 degrees 00 feet 17 inches West along a stone wall and the northerly line of Lot 9, as shown on said Plan, a distance of one hundred sixty five and seventy eight hundredths
(165.78) feet to a drill hole; thence

     3) South 48 degrees 51 feet 12 inches West along the northerly line of Lot 9 a distance of twelve and forty eight hundredths
(12.48) feet to a stone bound; thence

     4) South 37 degrees 36 feet 33 inches East along the westerly line of Lot 9 and a stone wall a distance of one hundred eighteen and seventy one hundredths (118.71) feet to a point on the cul-de-sac at the end of Hampshire Drive; thence

     5) In a curve to the left having a radius of sixty (60) feet a distance of eighty four and twenty hundredths (84.20) feet to a point at the southeasterly corner of Lot 11-3, as shown on said
Plan; thence

     6) North 37 degrees 36 feet 33 inches West along the easterly line of Lot 11-3 a distance of three hundred seventy two and nineteen hundredths (372.19) feet to a point; thence

     7) North 31 degrees 11 feet 22 inches East along a stone wall and the southerly line of Lot 13, as shown on said Plan, a distance of sixty six and Eighty six hundredths (66.86) feet to a point; thence

     8) North 49 degrees 38 feet 47 inches East aong a stone wall and the southerly Line of Lot 13, a distance of three hundred forth
(340) feet to a point; thence

     9) South 42 degrees 44 feet 12 inches East along the westerly line of Lot 11-5 a distance of two hundred ninety seven and sixteen hundredths (297.16) feet to the point of beginning.